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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               ___________________


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                                  May 27, 2004




                       THE CHEESECAKE FACTORY INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)




         Delaware                      0-20574                 51-0340466
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)


                                26950 AGOURA ROAD
                        CALABASAS HILLS, CALIFORNIA 91301
                    (Address of principal executive offices)



               Registrant's telephone number, including area code:
                                 (818) 871-3000



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

     On May 27, 2004, The Cheesecake Factory Incorporated issued a press release entitled "The Cheesecake Factory to Present at Investment Conferences in June; Holds Annual Meeting of Stockholders." A copy of the press release is attached as Exhibit 99.1.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 27, 2004                     THE CHEESECAKE FACTORY INCORPORATED



                                             By:  /s/ MICHAEL J. DIXON
                                                  -----------------------------
                                                  Michael J. Dixon
                                                  Senior Vice President and
                                                  Chief Financial Officer



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

                                  EXHIBIT INDEX

      Exhibit            Description
---------------------    ------------------------------------------------------
        99.1             Press Release dated May 27, 2004 entitled
                         "The Cheesecake Factory to Present at Investment
                         Conferences in June; Holds Annual Meeting of
                         Stockholders".


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